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                                                                   EXHIBIT 10.19

THESE SECURITIES HAVE BEEN ISSUED PURSUANT TO EXEMPTIONS FOR NONPUBLIC OFFERINGS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, AND, ACCORDINGLY, THESE SECURITIES MAY NOT BE RESOLD OR OTHERWISE DISPOSED OF UNLESS, IN THE OPINION OF COUNSEL FOR OR SATISFACTORY TO THE ISSUER, REGISTRATION UNDER THE APPLICABLE FEDERAL OR STATE SECURITIES LAWS IS NOT REQUIRED OR COMPLIANCE IS MADE WITH SUCH REGISTRATION REQUIREMENTS.

        VOID AFTER 5:00 P.M. NEW YORK TIME, ON DECEMBER  , 2002


               WARRANT TO PURCHASE 350,000 SHARES OF COMMON STOCK


                                       OF


                                ENTERWORKS, INC.



        This is to certify that, FOR VALUE RECEIVED, BANK OF AMERICA, N.A. or its registered assigns pursuant to Section (d) hereof ("Holder"), is entitled to purchase, subject to the provisions of this Warrant, from Enterworks, Inc., a Delaware corporation (the "Company"), 350,000 fully paid, validly issued and nonassessable shares of Common Stock, par value $.01 per share, of the Company
("Common Stock"), at the exercise price of $1.15 per share until December   ,
2002. The number of shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid for each share of Common Stock may be adjusted from time to time as hereinafter set forth. The shares of Common Stock deliverable upon such exercise, and as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Shares," and the exercise price of a share of Common Stock as adjusted from time to time is hereinafter sometimes referred to as the "Exercise Price."

        (a) EXERCISE OF WARRANT; NOTIFICATION OF EXPIRATION DATE OF WARRANT. The Warrant may be exercised as to a minimum of _____ Warrant Shares at any time
or from time to time, until 5:00 P.M. New York time on December   , 2002 (the
"Expiration Date"), provided, however, that if such day is a day on which banking institutions in the State of New York are authorized by law to close, then on the next succeeding day which shall not be such a day. The Warrant may be exercised by presentation and surrender hereof to the Company at its principal office, or at the office of its stock transfer agent, if any, with the Purchase Form annexed hereto duly executed (with signature guaranteed if required by the Company or its stock transfer agent) and accompanied by payment of the Exercise Price for the number of Warrant Shares specified in such form and any applicable taxes. The purchase price for any Warrant Shares purchased pursuant to the exercise of this Warrant shall be paid in full upon such exercise in cash or by certified or bank check or pursuant to a cashless exercise procedure whereby the Warrant Shares issued upon exercise of this Warrant will be sold with Holder receiving the



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difference between the Exercise Price and the sale price, in cash, and the
Company receiving the Exercise Price for the Warrant Shares, in cash, or any combination of the foregoing methods of paying the Exercise Price. In the alternative, the Warrant may be exchanged for Warrant shares as described in Section (1). As soon as practicable after each such exercise of the Warrants, but not later than seven (7) business days from the date of such exercise, the Company shall issue and deliver to the Holder a certificate or certificates for the Warrant Shares issuable upon such exercise, registered in the name of the Holder or the Holder's designee, except in the case of a cashless exercise. If the Warrant should be exercised in part only, the Company shall, upon surrender of the Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares purchasable thereunder. In the event of a cash exercise, upon receipt by the Company of the Warrant at its office, or by the stock transfer agent of the Company at its office, in proper form for exercise, together with the exercise price thereof and taxes as aforesaid in cash or certified or bank check and the investment letter described below, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be physically delivered to the Holder. In order to assure the availability of an exemption from registration under the federal or applicable state securities laws, the Company may condition the exercise of the Warrant upon the Holder delivering to the Company an investment letter in the form as customarily used by the Company from time to time in connection with the exercise of non-registered options and warrants which are issued by the Company. It is further understood that certificates for the Warrant Shares, if any, to be issued upon exercise of the Warrant may contain a restrictive legend in accordance with Section (j) hereof.

        (b) RESERVATION OF SHARES. The Company shall at all times reserve for issuance and/or delivery upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance and delivery upon exercise of the Warrants. If the Common Stock is or becomes listed on any national securities exchange or the NASDAQ National Market System, the Company shall also list such shares on such exchange subject to notice of issuance or maintain the listing of its Common Stock on the NASDAQ system, as the case may be.

        (c) FRACTIONAL SHARES. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of the Warrant. With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the current market value of a share, determined as follows:

                (1) If the Common Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such exchange or listed for trading on the NASDAQ National Market System, the current market value shall be the last reported sale price of the Common Stock on such exchange or system on the last business day prior to the date of exercise of this Warrant or if no such sale is made on such day, the average closing bid and asked prices for such day on such exchange or system;



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                (2) If the Common Stock is not so listed or admitted to unlisted trading privileges, the current market value shall be the mean of the last reported bid and asked prices reported by the National Quotation Bureau, Inc., on the last business day prior to the date of the exercise of this Warrant; or

                (3) If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the current market value shall be an amount, not less than the book value thereof as at the end of the most recent fiscal year of the Company ending prior to the date of the exercise of the Warrant, determined in such reasonable manner as may be prescribed by the Board of Directors of the Company.

        (d) EXCHANGE, TRANSFER, ASSIGNMENT OR LOSS OF WARRANT. The Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, for other Warrants of different denominations entitling the Holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. Subject to Section (j) hereof, the Holder may transfer or assign the Warrant, in whole or in part and from time to time. Upon surrender of this Warrant to the Company at its principal office or at the office of its stock transfer agent, if any, with the Assignment Form annexed hereto duly executed (with signature guaranteed, if required by the Company or its stock transfer agent) and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee or assignees named in such instrument of assignment and this Warrant shall promptly be canceled. This Warrant may be divided by or combined with other Warrants which carry the same rights upon presentation hereof at the principal office of the Company or at the office of its stock transfer agent, if any, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder hereof. The term "Warrant" as used herein includes any Warrants into which this Warrant my be divided or exchanged. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in the case of loss, theft or destruction, of reasonable satisfactory indemnification (including a surety bond), and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor, date and amount. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not the original Warrant shall be at any time enforceable (subject to the Company's right of indemnification as provided above) by anyone.

        (e) RIGHTS OF THE HOLDER. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in the Warrant and are not enforceable against the Company except to the extent set forth herein.

        (f) ANTI-DILUTION PROVISIONS. So long as this Warrant shall be outstanding, the Exercise Price in effect at any time and the number and kind of securities purchasable upon the




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exercise of the Warrants shall be subject to adjustment from time to time upon the happening of certain events as follows:

                (1) In case the Company shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) issue shares of Common Stock or securities convertible into Common Stock (other than shares of Series A Preferred Stock issued during December, 1999; warrants outstanding as of December __, 1999 including without limitation warrants to purchase 1,054,560 shares of Common Stock issued to Deutsche Banc Securities, Inc., and Common Stock issued upon exercise thereof; stock options, or rights to purchase up to 12,760,900 shares of Common Stock available for issuance to officers, directors and employees of the Company at not less than fair market value, including stock options outstanding as of December 28, 1999 and Common Stock issued upon exercise thereof) for consideration less than the Exercise Price of the Warrant on the date of issuance of such securities; (iii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (iv) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect at the time of the record date for such dividend or distribution, the sale of such securities or the effective date of such subdivision, combination or reclassification shall be proportionately adjusted as of the effective date of such event by multiplying such Exercise Price by a fraction, the denominator of which shall be the number of shares of Common Stock outstanding immediately following such event and the numerator of which shall be the number of shares of Common Stock outstanding immediately prior thereto. For example, if the Company declares a 2 for 1 stock distribution and the Exercise Price immediately prior to such event was $1.00 per share, the adjusted Exercise Price immediately after such event would be $.50 per share. Such adjustment shall be made successively whenever any event listed above shall occur.

                (2) Whenever the Exercise Price payable upon exercise of each Warrant is adjusted pursuant to subsection (A) above, the number of Warrant Shares purchasable upon exercise of the Warrant shall simultaneously be adjusted by multiplying the number of Warrant Shares issuable upon exercise of this Warrant by the Exercise Price in effect on the date hereof and dividing the product so obtained by the Exercise Price, as adjusted pursuant to subsection (1).

                (3) No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least $.05 in such price; provided, however, that any adjustments which by reason of this subsection (f) (3) are not required to be made shall be carried forward and taken into account in any subsequent adjustment required to be made hereunder.




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                (4) Each computation required by this Section (f) for purposes of determine whether the Exercise Price shall be adjusted shall be performed by the Company's Chief Financial Officer on the basis of the Company's internally prepared unaudited financial statements. Such unaudited financial statements shall be accompanied by a certificate signed by the President and Chief Financial Officer certifying that such unaudited statements have been prepared in accordance with GAAP on a basis consistently applied and included all adjustments (consisting only of normal, recurring accruals) necessary for a fair presentation of the financial position and results of the Company as of the end each such period. Any dispute between a holder and the Company in regard to such a computation shall be referred to and decided by the Company's then engaged firm of independent certified public accountants, which shall be a firm of recognized national reputation (the "Accounting Firm") The computations of the Accounting Firm shall be final and binding on the Company and the Holder.

                (5) Whenever the Exercise Price is adjusted, as herein provided, the Company shall promptly cause a notice setting forth the adjusted Exercise Price and adjusted number of Warrant Shares issuable upon exercise of each Warrant to be mailed to the Holder, at its address appearing in the Warrant Register, and shall cause a certified copy thereof to be mailed to its transfer agent, if any.

                (6) All calculations under this Section (f) shall be made to the nearest cent or to the nearest Warrant Share, as the case may be.

                (7) In the event that at any time, as a result of an adjustment made pursuant to this Section (f) above, the Holder of this Warrant thereafter shall become entitled to receive any shares of the Company, other than Common Stock, thereafter the number of such other shares so receivable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in subsection (A) above.

                (8) Irrespective of any adjustments in the Exercise Price or the number or kind of Warrant Shares purchasable upon exercise of this Warrant, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the similar Warrants initially issuable pursuant to this Agreement.

        (g) OFFICER'S CERTIFICATE. Whenever the Exercise Price shall be adjusted as required by the provisions of the foregoing Section, the Company shall forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office and with its stock transfer agent, if any, an officer's certificate showing the adjusted Exercise Price determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment, including a statement of the number of additional shares of Common Stock, if any, and such other facts as shall be necessary to show the reason for and the manner of computing such adjustment. Each



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such officer's certificate shall be made available at all reasonable times for inspection by the Holder or any holder of a Warrant executed and/or delivered pursuant to Section (a) or Section (d), and the Company shall, forthwith after each such adjustment, mail, by certified mail, a copy of such certificate to the Holder or any such holder.

        (h) NOTICES TO WARRANT HOLDERS. So long as this Warrant shall be outstanding, (i) if the Company shall pay any dividend or make any distribution upon the Common Stock, or (ii) if the Company shall offer to the holders of Common Stock for subscription or purchase by them any shares of any class or any other rights, or (iii) if any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, sale, lease or transfer of all or substantially all of the property and assets of the Company to another corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then in any such case, the Company shall cause to be mailed by certified mail to the Holder or any holder of a Warrant executed and/or delivered pursuant to Section (a) or Section (d), at least 15 days prior to the date specified in (x) or (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or rights, or (y) such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up is to take place and the date, if any is to be fixed, as of which the holders of Common Stock or other securities shall receive cash or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

        (i) RECLASSIFICATION, REORGANIZATION OR MERGER. In case of any reclassification or capital reorganization of outstanding shares of Common Stock of the Company, or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with another corporation in which merger the Company is the continuing corporation and which does not result in any reclassification or capital reorganization of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant) or in case of any sale, lease or conveyance to another corporation of the property of the Company as an entirety, the Company shall, as a condition precedent to such transaction, cause effective provisions to be made so that the Holder or any holder of a Warrant executed and/or delivered pursuant to Section (a) or Section (d) shall have the right thereafter by exercising the Warrant at any time prior to the expiration of the Warrant, to purchase the kind and amount of shares of stock and other securities and property receivable upon such reclassification or capital reorganization and consolidation, merger, sale or conveyance. Any such provision shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in the Warrant. The foregoing provisions of this Section (i) shall similarly apply to successive reclassifications or capital reorganizations of shares of Common Stock and to successive consolidations, mergers, sales or conveyances. In the event that in connection with any such capital reorganization or reclassification, consolidation, merger, sale or conveyance, additional shares of Common Stock shall be issued in exchange, conversion, substitution or payment, in whole or in part, for a security of the Company other than Common Stock, any such issue shall be treated as an issue of Common Stock covered by the provisions of subsection (1) of Section (f) hereof.





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        (j)     SECURITIES LAW COMPLIANCE

                        (1) The Holder of the Warrant, by acceptance hereof, acknowledges that the Warrant and the shares of Common Stock to be issued upon exercise hereof or conversion thereof are being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell, transfer, assign or otherwise dispose of this Warrant or any shares of Common Stock to be issued upon exercise hereof or conversion thereof except under circumstances that will not result in a violation of the Act or any state securities laws. Upon exercise of the Warrant, the Holder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares of Common Stock so purchased are being acquired solely for the Holder's own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale.

                        (2) If appropriate, the Warrant and any Warrants issued upon exercise or substitution or upon assignment or transfer pursuant to Section (a) or Section (d), as the case may be, and all shares of Common Stock issued upon exercise hereof or conversion thereof shall be stamped or imprinted with legends setting forth the restrictions on transfer arising under applicable federal and state securities laws.

        (k)     REGISTRATION RIGHTS UNDER THE SECURITIES ACT OF 1933

                        (1) Commencing the date hereof, the Company shall advise the Holder of the Warrant or of the Warrant Shares or any then Holder of Warrants or Warrant Shares (such persons being collectively referred to herein as "Holders") by written notice at least 21 days prior to the filing of any registration statement or post-effective amendment thereto ("Registration Statement") under the Securities Act of 1933, as amended (the "Act"), covering an underwritten public offering of equity securities of the Company and, subject to the provisions herein contained, shall register in any such Registration Statement the number of Warrant Shares that the Holder shall notify the Company it desires to register and shall include in any such Registration Statement such information as may be required to permit a public offering of such Warrant Shares by the Company's underwriter(s). The Company shall supply prospectuses and other documents as the Holder may reasonably request in order to facilitate the public sale or other disposition of the Warrant Shares. The Company shall bear the entire cost and expense of a registration of securities initiated by it under this Paragraph (1), except that the Holder shall, however, bear the fees of its own counsel and any transfer taxes and underwriting discounts or commissions applicable to the Warrant Shares sold by it. The Company may include other securities in any such



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                        registration statement. The Company shall do any and all
                        other acts and things which may be necessary or desirable to enable the Holder to consummate the public sale or other disposition of the Warrant Shares, and furnish indemnification in the manner as set forth in Paragraph (2) (a) of this Section (k), but shall not be required to qualify as a foreign corporation to qualify the Warrant Shares for sale under the securities laws of any state. The Holder shall furnish information and indemnification as set forth in Paragraph (2) (b) of this Section (k). All decisions as to whether and when to proceed with any Registration Statement shall be made solely by the Company.

                                Nothwithstanding the foregoing paragraph, in the
                        event that there is an underwritten offering of the Company's securities offered pursuant to said registration statement pursuant to the immediately preceding Paragraph, the underwriter(s) shall have the right to refuse to permit any Warrant Shares, or to limit the amount of Warrant Shares, to be sold by the Holder to such underwriter(s) as such underwriter(s) may determine in its discretion, and the Holder shall refrain from selling such remainder of its Warrant Shares covered by such registration statement for the period of 180 days following the effective date and shall also refrain at any time when notified by the Company that an amendment or supplement to the prospectus is required. The Company shall not be obligated to keep any Registration Statement effective for a total of more than 90 days.

                        (2) (a) Whenever pursuant to this Section (k) a Registration Statement relating to the Warrant Shares is filed under the Act, amended or supplemented, the Company will indemnify and hold harmless each Holder of Warrant Shares covered by such Registration Statement, amendment or supplement (such Holder being hereinafter called the "Distributing Holder"), and each person, if any who controls (within the meaning of the Act) the Distributing Holder, against any losses, claims, damages or liabilities, joint or several, to which the Distributing Holder or any such controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any such Registration Statement or any preliminary prospectus or final prospectus constituting a part thereof or any amendment or supplement thereto, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse the Distributing Holder and each such controlling person for any legal or other expenses reasonably incurred by the Distributing Holder and each controlling person for any legal or other expenses reasonable incurred by the Distributing Holder or such controlling person or underwriter in connection with investigating or



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                        defending any such loss, claim, damage, liability or
                        action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said Registration Statement, preliminary prospectus, final prospectus or amendment or supplement, in reliance upon and in conformity with written information furnished by the Distributing Holder or underwriter for use in the preparation thereof.

                                (b) The Distributing Holder will indemnify and
                        hold harmless the Company, each of its directors, each of its officers who have signed said Registration Statement and such amendments and supplements thereto, each person, if any, who controls the Company (within the meaning of the Act) and the Company's underwriter(s) and each person, if any, who controls such underwriter(s) (within the meaning of the Act) against any losses, claims, damages or liabilities to which the Company or any such director, officer, underwriter or controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in said Registration Statement, preliminary prospectus, final prospectus, or amendment or supplement, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in said Registration Statement, preliminary prospectus, final prospectus or amendment or supplement, in reliance upon and in conformity with written information furnished by such Distributing Holder for use in the preparation thereof; and will reimburse the Company or underwriter or any such director, officer or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action.

                                (c) Promptly after receipt by an indemnified
                        party under this Paragraph 2 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party, give the indemnifying party notice of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Paragraph 2.

                                (d) In case any such action is brought against
                        any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, the extent that it may wish, jointly with any other indemnifying party similarly notified to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Paragraph 2 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

                                (e) The Company's agreements with respect to
                        Warrant Shares in this Section (k) shall continue in effect regardless of the exercise or surrender of the Warrant.

                (l)     RIGHT TO CONVERT WARRANT INTO COMMON STOCK.

                        (1) Right to Convert. The Holder shall have the right to require the Company to convert this Warrant provided in this Section (l), into common stock (the "Net Conversion Right"). Upon exercise of the Net Conversion Right, the Company shall deliver to the Holder (without payment by the Holder of any Exercise Price or of any other cash or consideration) that number of shares of Common Stock equal to the quotient obtained by dividing (x) the value of this Warrant at the time the Conversion Right is exercised (determined by subtracting the aggregate Exercise Price in effect immediately prior to the exercise of the Conversion Right from the aggregate fair market value of the shares of Common Stock issuable upon exercise of this Warrant immediately prior to the exercise of the Conversion Right) by (y) the fair market value of one share of Common Stock immediately prior to the exercise of the Conversion Right.

                        (2) Method of Exercise. The Net Conversion Right may be exercised by the Holder by the surrender of this Warrant at the principal office of the Company together with a written statement specifying that the Holder thereby intends to exercise the Net Conversion Right. Certificates for the shares of Common Stock issuable upon exercise of the Net Conversion Right shall be delivered to the Holder within five (5) days following the Company's receipt of this Warrant together with the aforesaid written statement.

                        (3) Determination of Fair Market Value. For purposes of this Section (f), fair market value of a share of Common Stock as of a particular date (the "Determination Date") shall be determined in accordance with Section (c) of this Warrant.

        (m) AMENDMENTS. Neither the Warrant nor any term hereof may be changed, waived, discharged or terminated without the prior written consent of the Holder.



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        (n)     NO IMPAIRMENT. The Company will not avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the rights of any Holder. Without limiting the generality of the foregoing, the Company: (i) will not set nor increase the par value of any Warrant Shares above the amount payable therefor upon such exercise, and (ii) will take all actions that are necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of the Warrants.

        (o) GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of Delaware.

        (p) NOTICES. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by first class mail, postage prepaid, addressed (a) if to the Holder, to BT Alex. Incorporated, 1 South Street, Baltimore, Maryland 21202, Attention: Geoffrey Stengel III, or (b) if to the Company, to ENTERWORKS, Inc. 19886 Ashburn Road, Ashburn, VA 20147, or at such other address as to the Company shall have furnished to the Holder in writing.

        (q) REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to Holder that:

                (a) Organization, Standing and Qualification. The Company is a corporation duly organization, validly existing and in good standing under the laws of the State of Delaware; has all requisite corporate power and authority to own or lease and operate its properties and to carry on its business as now conducted; and is duly qualified or licensed to do business as a foreign corporation in good standing in all jurisdictions in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed.

                (b) Authority and Noncontravention. The Company has all requisite power and authority to enter into and perform all of its obligations under this Warrant and to carry out the transactions contemplated hereby. The Company has taken all corporate or stockholder actions necessary to authorize it to enter into and perform all of its obligations under this Warrant and to consummate the transactions contemplated hereby. The execution and delivery of this Warrant does not, and the consummation of the transactions contemplated hereby and compliance with the provisions hereof will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or loss of a benefit under, or result in the creation of any lien upon any of the properties or assets of the Company or any of its subsidiaries under, (i) any of their organizational documents, (ii) any loan or credit agreement, note, bond, mortgage, indenture, guarantee, lease, agreement or other instrument, permit, concession, franchise, license or similar authorization application to the Company or any of its subsidiaries or their respective properties or assets or (iii) any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Company or any of its subsidiaries or their respective properties or assets.

                (c) Validity. This Warrant is the legal, valid and binding obligation of the company, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the rights of creditors generally.

                (d) No Brokers. There are no valid claims for brokerage commissions, finder's fees or similar sales compensation in connection with this Warrant based upon any arrangement or agreement made by or on behalf of the Company, and the Company agrees to indemnify and hold harmless any holder of this Warrant against any liability or expense to it arising out of such a claim to the extent that such claim arises out of actions or alleged actions of the Company.

                (e) Indemnity. The Company agrees to indemnify and hold harmless the holder of this Warrant and any affiliates, employees and agents of the holder of this Warrant against any and all loss, liability, claim, damage, and expense whatsoever (including, but not limited to, any and all expenses whatsoever, including the fees and disbursements of counsel, reasonably incurred in investigating, preparing, or defending against any litigation commenced or threatened or any claim whatsoever), arising out of or based upon any breach or failure by the Company to comply with any representation, warranty, covenant, or agreement made by the Company herein.

        IN WITNESS WHEREOF, __________ ENTERWORKS, Inc. has caused this Warrant to be executed by its officer thereunto duly authorized.

Dated:  December __, 1999

                                            COMPANY:  ENTERWORKS, INC.


                                            By:
                                                ---------------------------
                                            Name:
                                                  -------------------------
                                            Title:
                                                   ------------------------

                                  PURCHASE FORM



                                         Dated _______________, 19___


        The undersigned hereby irrevocably elects to exercise its rights pursuant to this Warrant to the extent of purchasing ______ shares of Common Stock of Enterworks, Inc., and hereby makes payment of $1.15, in cash, in payment of the exercise price thereof.

        [The undersigned hereby irrevocably elects to exercise its rights pursuant to this Warrant to the extent of purchasing _____ shares of Common Stock and hereby authorizes you to deliver such shares of Common Stock for sale to ___________, and to retain from the proceeds of such sale $__________, in cash, in payment of the exercise price thereof and to remit to the undersigned the balance of such proceeds.]


                                -----------------


                     INSTRUCTIONS FOR REGISTRATION OF STOCK


Name
    -------------------------------------------------------------
           (Please typewrite or print in block letters)


Address
       ----------------------------------------------------------

Signature
         --------------------------------------------------------

                                 ASSIGNMENT FORM




        FOR VALUE RECEIVED, _________________________________________ hereby sells, assigns and transfers unto


Name
    --------------------------------------------------------------
                  (Please typewrite or print in block letters)

Address
       -----------------------------------------------------------

the right to purchase Common Stock of __________ _________________ (the "Company"), represented by this Warrant to the extent of ____ ______ shares as to which such right is exercisable and does hereby irrevocably constitute and appoint _____________________________ as Attorney, to transfer the same on the books of the Company with full power of substitution in the premises.


Date ___________, 19___

Signature
         --------------------------